UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2024

CAMBRIDGE BANCORP

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	001-38184	04-2777442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1336 Massachusetts Avenue
Cambridge, MA 02138
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 876-5500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock	CATC	NASDAQ
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on September 19, 2023, Eastern Bankshares, Inc. (“Eastern”), Eastern Bank, Citadel MS 2023, Inc., Cambridge Bancorp (“Cambridge”), and Cambridge Trust Company entered into an Agreement and Plan of Merger (“Merger Agreement”) pursuant to which Cambridge is expected to merge with and into Eastern, subject to applicable closing conditions set forth in the Merger Agreement, including the receipt of required regulatory approvals.

On May 28, 2024, Eastern and Cambridge jointly issued a press release announcing that they had received all required regulatory approvals for the merger and expect to consummate the merger on or about July 12, 2024. A copy of the press release is provided herewith as Exhibit 99.1 and incorporated herein by reference.

Caution Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. You can identify these statements from the use of the words “may,” “will,” “expect,” and similar expressions. Forward-looking statements, by their nature, are subject to risks and uncertainties. There are many factors that could cause actual results to differ materially from expected results described in the forward-looking statements. These include risks associated with the consummation and/or implementation of the merger between Eastern and Cambridge, including risks that the closing conditions are not satisfied in a timely manner or at all and that the timing of completion of the proposed merger is dependent on various factors that cannot be predicted with precision at this point.

These forward-looking statements are also subject to the risks and uncertainties applicable to Eastern’s and Cambridge’s respective businesses generally that are disclosed in Eastern’s and Cambridge’s 2023 Annual Reports on Form 10-K. Eastern’s and Cambridge’s SEC filings are accessible on the SEC’s website at www.sec.gov and on their respective corporate websites at ir.cambridgetrust.com and investor.easternbank.com. These web addresses are included as inactive textual references only. Information on these websites is not part of this document. For any forward-looking statements made in this Current Report on Form 8-K, Cambridge claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Except as required by law, Cambridge specifically disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this Form 8-K. You should not place undue reliance on forward-looking statements, which reflect Cambridge’s expectations only as of the date of this Current Report on Form 8-K. Cambridge does not undertake any obligation to update forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated May 28, 2024

104	Cover Page Interactive Data File (embedded within Inline XBRL documents)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBRIDGE BANCORP

Date: May 28, 2024	By:	/s/ Joseph P. Sapienza
Joseph P. Sapienza
Interim Chief Financial Officer, (Principal Financial Officer and Principal Accounting Officer)